UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2006

UTSTARCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29661	52-1782500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices)(Zip code)

(510) 864-8800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   As previously disclosed in its current report on Form 8-K filed with the Securities and Exchange Commission on November 8, 2006, UTStarcom, Inc., a Delaware corporation (the “Company”), is undertaking a voluntary review of its historical equity award grant practices.

Although the review is ongoing and no conclusions have yet been reached in connection with the review, each of Hong Liang Lu, President and Chief Executive Officer, Ying Wu, Executive Vice President and Chief Executive Officer for China, Fran Barton, Executive Vice President and Chief Financial Officer, and Bill Huang, former Executive Vice President and Chief Technology Officer, and each of the Company’s independent directors, Thomas Toy, Jeff Clark, Larry Horner and Allen Lenzmeier, have elected to amend any of their previously granted stock options that may in the future be determined to be discounted stock options under Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), as described below, by executing a Stock Option Amendment Election Form (the “Protective Amendment Election Form”).

In addition, based on preliminary estimates made solely for tax purposes, Messrs. Lu, Wu and Huang have elected to amend certain of their previously granted stock options by executing a second Stock Option Amendment Election Form (the “Amendment Election Form”), as described below.

Section 409A was recently added to the Internal Revenue Code and addresses deferred compensation arrangements.  Certain options granted with an exercise price less than the fair market value of the underlying stock on the date of grant are deferred compensation arrangements subject to Section 409A and can result in gain with respect to such discount options (or portions thereof) to be included in an optionee’s taxable income prior to exercise, and subject to regular state and federal taxes plus a 20% federal penalty tax and interest charges.  The elections described herein were made in accordance with certain guidance issued by the Internal Revenue Service with respect to Section 409A and were made solely to avoid the potential adverse tax consequences of Section 409A.  The Company, and its officers and directors making such elections, believe that this is an equitable solution to avoid potential adverse tax consequences both to the individuals and the Company associated with any options that are determined to have been granted at a discount to the fair market value of the underlying stock on the date of grant.  No inference should be made as a result of these tax elections about any potential impact on the Company’s financial statements of the Company’s ongoing review of its historical equity award grant practices.

1.             Protective Amendment Election Form.

The Protective Amendment Election Form was executed by each of Messrs. Horner and Lenzmeier on December 28, 2006, by each of Messrs. Lu, Wu, Barton and Huang on December 29, 2006, and by each of Messrs. Toy and Clarke on December 30, 2006.

The Protective Amendment Election Form amends any stock option agreements previously entered into by and between the Company and each of Messrs. Lu, Wu, Huang, Barton, Toy, Horner, Lenzmeier and Clarke, in the event any such stock option agreements may in the future be determined to have resulted in the above individuals holding discounted stock options under Section 409A.  In such event, all affected stock option agreements will be automatically amended to provide for an exercise price not less than the fair market value of the common stock subject to option on the effective date of grant.

The form of Protective Amendment Election Form executed by Messrs. Lu, Wu, Huang, Barton, Toy, Horner, Lenzmeier and Clarke is attached hereto as Exhibit 10.1 and incorporated by reference in its entirety to this Form 8-K.

2.             Amendment Election Form.

The Amendment Election Form executed by Messrs. Lu, Wu and Huang on December 29, 2006 amends the terms of various stock option agreements entered into by and between the Company and Messrs. Lu, Wu and Huang in February and July of 2002.

On February 28, 2002, each of Messrs. Lu, Wu and Huang entered into a stock option agreement with the Company (collectively, the “February 2002 Option Agreements”), under which Mr. Lu was granted an option to purchase 150,000 shares of the Company’s common stock (of which 43,750 shares vesting between January 2005 and February 2006 were adjusted pursuant to the Amendment Election Form), Mr. Wu was granted an option to purchase 100,000 shares of the Company’s common stock (of which 29,167 shares vesting between January 2005 and February 2006 were adjusted pursuant to the Amendment Election Form), and Mr. Huang was granted an option to purchase 80,000 shares of the Company’s common stock (of which 23,333 shares vesting between January 2005 and February 2006 were adjusted pursuant to the Amendment Election Form).

On July 25, 2002, each of Messrs. Lu, Wu and Huang entered into a stock option agreement with the Company (collectively, the “July 2002 Option Agreements”), under which Mr. Lu was granted an option to purchase 75,000 shares of the Company’s common stock (of which 29,688 shares vesting between January 2005 and July 2006 were adjusted pursuant to the Amendment Election Form), Mr. Wu was granted an option to purchase 50,000 shares of the Company’s common stock (of which 19,792 shares vesting between January 2005 and July 2006 were adjusted pursuant to the Amendment Election Form), and Mr. Huang was granted an option to purchase 40,000 shares of the Company’s common stock (of which 15,833 shares vesting between January 2005 and July 2006 were adjusted pursuant to the Amendment Election Form).

The Amendment Election Form provides for an adjustment to the exercise price of the applicable stock options, to the extent such options remained unexercised at the time of the election and may constitute discounted stock options under Section 409A, based on preliminary estimates made solely for tax purposes in order to avoid potential adverse tax consequences to Messrs. Lu, Wu and Huang and the Company associated with discounted stock options under Section 409A.  The exercise price of applicable stock options granted under the February 2002 Option Agreements were increased from $20.25 per share to $25.25 per share, and grants under the July 2002 Option Agreements were increased from $15.75 per share to $20.82 per share.

The Amendment Election Forms executed by each of Messrs. Lu, Wu and Huang are attached hereto as Exhibits 10.2, 10.3 and 10.4 and incorporated by reference in their entirety to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

10.1                           Form of Stock Option Amendment Election Form executed by the Company’s key executive officers and directors

10.2                           Stock Option Amendment Election Form executed by Hong Liang Lu on December 29, 2006

10.3                           Stock Option Amendment Election Form executed by Ying Wu on December 29, 2006

10.4                           Stock Option Amendment Election Form executed by Bill Huang on December 29, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTSTARCOM, INC.

Date: January 4, 2007	By:	/s/ Francis P. Barton
	Name:	Francis P. Barton
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title

10.1	Form of Stock Option Amendment Election Form executed by the Company’s key executive officers and directors

10.2	Stock Option Amendment Election Form executed by Hong Liang Lu on December 29, 2006

10.3	Stock Option Amendment Election Form executed by Ying Wu on December 29, 2006

10.4	Stock Option Amendment Election Form executed by Bill Huang on December 29, 2006